PROMISSORY NOTE

$17,000,000.00
November 26, 1996

     FOR VALUE RECEIVED, the undersigned,
ESC II, L.P., a Washington limited
partnership (herein sometimes called
"MAKER"), hereby promises to pay to the
order of GMAC COMMERCIAL MORTGAGE
CORPORATION, a California corporation
(herein sometimes called "PAYEE"), the
principal sum of SEVENTEEN MILLION AND
NO/100 DOLLARS ($17,000,000.00), or so
much thereof as shall be advanced, with
interest on the unpaid balance thereof
from date of advancement until maturity at the Applicable Rate (as hereinafter defined), both principal and interest payable as hereinafter provided in lawful money of the United States of America at the offices of GMAC Commercial Mortgage
Corporation, 100 South Wacker Drive, Suite
400, Chicago, Illinois 60606, or at such other place as from time to time may be designated by the holder of this Note, payable as follows:

     (a)  Commencing on December 1, 1996, and
       continuing on the first day of each month thereafter through and including the last to occur of (i) the Conversion Date 9as hereinafter defined) or (ii) November 26, 1998, Maker shall make a payment to Payee of interest only in an amount equal to the accrued but unpaid interest on the Principal Amount from time to time outstanding calculated at the Construction
       Loan Period Rate (as hereinafter defined).

     (b)  Commencing on the first day of the
       first month following the month of the
       Conversion Date, and continuing on the
       first day of each month thereafter until November 26, 2001, maker shall make a monthly payment to Payee of accrued and unpaid interest calculated at the Term
       Loan Period Rate (as hereinafter defined) plus a principal installment sufficient to fully amortize the then unpaid Principal
       Amount of this Note over twenty-five (25) years, applying such monthly payments first to interest at the Term Loan Period
       Rate and then to principal. In the event the Earnout Requirements (as hereinafter defined) are satisfied, the principal installment payments shall be recalculated based on the adjusted Principal Amount.

     (c)  On the maturity Date (as hereinafter
       defined), or earlier date if this Note is accelerated, Maker shall pay Payee all accrued but unpaid interest, and all outstanding principal and any other sums due to Payee under the Loan Documents (as hereinafter defined).

     As herein provided the unpaid
Principal Amount (as hereinafter defined) of this Note (or portions thereof) from time to time outstanding shall bear interest prior to maturity at the Applicable Rate; provided, that in no event shall the Applicable Rate exceed the Maximum Rate (as hereinafter defined).
Notwithstanding the foregoing, if at any time the

Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the maximum Rate, but any subsequent reductions in the Applicable Rate shall not reduce the Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. The applicable Rate shall change monthly on the first day of each month during the term hereof ("Rate Change Date"), commencing on the first day of December, 1996; provided, however, that if the first day of any month during the term hereof is not a Business Day, then the Rate Change
Date shall be the first business Day
following the first day of such month.
Any such Applicable Rate change shall be effective on the rate Change Date and accrued interest at such Applicable Rate change shall be paid on the first day of the following month. Interest hereunder shall be calculated for the actual number of days elapsed on the basis of a 360-day year, subject to the provisions hereof limiting interest tot he Maximum Rate.

     As used in this Note, the following
terms shall have the meanings indicated
opposite them:

     "Applicable Rate" - The interest rate
in effect at the time as provided in
paragraphs (a) and (b) above.

     "Business Day" - Any day on which
banks (i) are not required or authorized to close in New York City, and (ii) are open for dealing in interbank deposits in London pursuant to the terms hereof.

     "Construction Loan Period" -
Commencing on the date hereof and ending on the Conversion Date.

     "Construction Loan Period Rate" - For
the purpose of computing interest due on this Note during the Construction Loan
Period, the rate shall be the sum of (i) the Current Index (as hereinafter defined) plus (ii) the Margin during the Construction Loan Period (as hereinafter defined).

     "Conversion Date" - The date on which
the Conversion Requirements have been
satisfied which shall be no earlier than November 26, 1998.

     "Conversion Requirements" - The
requirements established and defined in
the Loan Agreement (as hereinafter
defined).

     "Current Index" - The published Index
that is effective two Business Days before the applicable Rate Change Date.

     "Deed of Trust" - The Deed of Trust,
Mortgage and Security Agreement of even
date herewith more particularly described herein.

     "Default Rate" - The rate per annum
which is four percent (4%) above the
Applicable Rate.

     "Earnout Requirements" - The
requirements established and defined in
the Loan Agreement.

     "Index" - The average of London
interbank offered rates ("LIBOR") for
dollar deposits in an amount equal to
$1,000,000 offered in the London interbank
Eurodollar market for a term of thirty
(30) days at 10:00 a.m. (London time) two
Business Days prior to the applicable Rate
Change Date, for LIBOR rates, as published in THE WALL STREET JOURNAL or any other publication, selected by Payee, which routinely publishes LIBOR rates shall be used.

     "Interest Period" - The period
commencing on each Rate Change Date and
ending on the next succeeding Rate Change
Date.

     "Loan" - The $17,000,000.00 loan (or
so much thereof as shall be advanced
hereunder) to be made to Maker by Payee
pursuant to the terms and conditions of
the Loan Agreement and evidenced hereby.

     "Loan Agreement" - The Construction
Loan Agreement of even date herewith
between Payee and Maker pursuant to which the Loan is being made.

     "Margin during the Construction Loan
Period" - Two and three-quarters percent
(2 3/4%).

     "Margin during the Term Loan Period"
- Two and one-half percent (2 1/2%).

     "Maturity Date" - November 26, 1998,
unless Maker satisfies the conversion
Requirements, in which case the Maturity
Date is November 26, 2001.

     "Maximum Rate" - The maximum interest
rate permitted under applicable law, it
being understood that, if applicable law provides for a ceiling under Tex. Rev.
Civ. Stat. Ann. Art. 5069-1.04, such
ceiling shall be the indicated rate
ceiling.

     "Mortgage Property" - The real
property, improvements, fixtures and other property and interest described in the Deed of Trust (hereinafter defined).

     "Principal Amount" - that portion of
the loan other than accrued unpaid
interest evidenced hereby as is from time to time outstanding.

     "Term Loan Period" - Commencing on
the first day immediately following the
Conversion Date and ending on November 26,
2001.

     "Term Loan Period Rate" - For the
purpose of computing interest due on this Note during the Term Loan Period, the rate shall be the sum of (i) the Current Index plus (ii) the Margin during the Term Loan
Period.

     On the Maturity Date, Maker shall pay
to Payee as an "Exit Fee", a sum equal to One Hundred Twenty-Seven Thousand Five
Hundred Dollars ($127,500.00), subject to the provisions hereof limiting interest to the Maximum Rate; provided, however, that the Exit Fee shall be waived in the event
(a) Payee arranges or refinances this Note with a new loan, (b) Payee elects not to refinance this Note of (c) Payee is not competitive with other institutional lenders in connection with the refinancing of this Note, at the time of the Maturity
Date, as to loan fees, loan constant and loan to value ratios.

     After an event of default under any
of the Loan Documents and after the
Maturity Date, the Principal Amount shall bear interest from the date of such event of default of the Maturity Date as the case may be, until paid at the default
Rate, provided that in no event shall such interest rate be more than the Maximum
Rate. Interest on such payment so unpaid shall be compounded monthly and shall be payable upon demand. In addition, if any payment is not paid within ten (10) calendar days from the date such becomes due or any other payment hereunder is not paid on or before the Maturity date, Maker shall pay a reasonable late or collection charge equal to the lesser of (a) the maximum Rate permitted to be charged on such late payment amount or (b) five percent (5%) of the amount so unpaid.
Payee and Maker agree that the actual
damages and costs sustained by Payee due to the failure to make timely payments would be extremely difficult to measure and that the charges specified in this paragraph represent a reasonable estimate by maker and Payee of a fair average compensation for such damages and costs.
Such charges shall be paid by Maker
without prejudice to the right of Payee to collect any other amounts provide3d to be paid under this Note or any other agreement or, with respect to late payments, to declare an a default hereunder.

     Both principal and interest shall be
paid by maker in lawful money of the
United States of America such that Payee has received immediately available funds for the credit of Maker not later than 3:00 p.m. Eastern Standard time on the date that such payment is due. Any payment made after 3:00 p.m. Eastern
Standard time shall be deemed received on the next Business Day. If any payment becomes due on any day which is not a Business Day, such payment shall be made on the next succeeding Business Day without penalty, but without waiver of any interest accrued between such due date and the extended date of payment.

     During the Construction Loan Period,
this Note may not be prepaid in whole or in part, without the prior written consent of Payee. During the Term Loan Period,
Maker shall have the right to prepay this Note, in whole but not in part, upon written notice thereof given to Payee by prepaid registered or certified mail at least thirty (30) days prior to the date to be fixed therein for prepayment, upon payment of a prepayment premium of One Hundred Twenty-Seven
Thousand Five Hundred Dollars
($127,500.00) of this Note and upon the
payment of all accrued interest on the
amount prepaid (and any interest at the
Default Rate and other sums that may be
payable hereunder) to the date so fixed;
provided, however, that if Maker shall
have made application to or through Payee for a New Loan, setting forth the terms and conditions for the New loan which would be acceptable to maker and Payee, and this Note is paid in full from the proceeds of the New Loan originated by or through Payee, maker shall not be required to pay the said prepayment premium.

     Maker hereby agrees that it shall be
bound by any agreement extending the time or modifying the above terms of payment, made by Payee and the owner or owners of the Mortgage Property, and Maker shall continue liable to pay the amount due hereunder, but with interest at a rate no greater than the applicable Rate according to the terms of any such agreement of extension or modification.

     This Note has been executed and
delivered pursuant to the Loan Agreement between Maker and Payee which provides for the construction of certain improvements by maker and the disbursement from time to time of the proceeds of this Note for use in paying for the costs thereof.

     This Note is secured, inter alia, by
the Deed of Trust, evidencing a lien on
certain real property in Dallas County,
Texas, described therein, and evidencing a security interest in certain personal property described therein, to which Deed of Trust reference is here made for a description of the property covered thereby and the nature and extent of the security and the rights and powers of the holder of this Note in respect of such security. Upon the occurrence of a default specified in the Deed of Trust or in the Loan Agreement or any other document or instrument evidencing or securing the repayment of this Note (all of the foregoing documents and instruments are hereinafter collectively called the
"LOAN DOCUMENTS"), the holder of this Note or any part thereof shall have the option of declaring the Principal Amount hereof and the interest accrued heron to be immediately due and payable.

     It is the intent of Payee and Maker
in the execution of this Note and all
other instruments now or hereafter
securing this Note to contract in strict compliance with applicable usury law. In furtherance thereof, Payee and Maker stipulate and agree that none of the terms and provisions continued in this Note, or in any other instrument executed in connection herewith, shall ever be construed to create a contract to pay for the use, forbearance or detention or money, or interest at a rate in excess of the Maximum Rate. Neither Maker nor any guarantors, endorsers or other parties now or hereafter becoming liable for payment of this Note shall ever be required to pay interest on this Note at a rate in excess of the Maximum Rate that may be lawfully charged under applicable law, and the provisions of this paragraph shall control over all other provisions of this Note and any other instruments now or hereafter executed in connection herewith which may be in apparent conflict herewith. Payee, including each holder of this

Note, expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of this Note is accelerated.
If the maturity of this Note shall be
accelerated for any reason or if the
principal of this Note is paid prior to
the end of the term of this Note, and as a result thereof the interest received for the actual period of existence of the Loan exceeds the amount of interest that would have accrued at the Maximum Rate, the holder of this Note shall, at its option, either refund to Maker the amount of such excess or credit the amount of such excess against the Principal Amount and thereby shall render inapplicable any and all penalties of any kind provided by applicable law as a result of such excess interest. In the event that Payee or any other holder of this Notes shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on this Note to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the amount of interest at the lawful rate shall, upon such determination, at the option of the holder of this Note, be either immediately returned to Maker or credited against the Principal Amount, in which event any and all penalties of any kind under applicable law as a result of such excess interest shall be applicable.
By execution of this Note, Maker
acknowledges that it believes the Loan
evidenced by this Notes to be non-usurious and agrees that if at any time, Maker should have reason to believe that the Loan is in fact usurious, it will give the holder of this Note notice of such condition and Maker agrees that said holder shall have ninety (90) days in which to make appropriate refund or other adjustment in order to correct such condition if in fact such exists. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

     Should the indebtedness represented
by this Note or any part thereof be
collected at law or in equity or through any bankruptcy, receivership, probate or other court proceedings or if this Note is placed in the hands of attorneys for collection after default, Maker and all endorsers, guarantors and sureties of this Note jointly and severally agree to pay to the holder of this Note, in addition to the principal and inter4est due and payable hereon, all actual costs and expenses of said holder in enforcing this
Note including, without limitation,
reasonable attorney's and collection fees.

     Maker and all endorsers, guarantors
and sureties of this Note and all other
persons liable or to become liable on this Note severally waive presentment for payment, demand, notice of demand and of dishonor and nonpayment of this Note, notice of intention to accelerate the maturity of this Note, notice of acceleration, protest and notice of protest, diligence in collecting, and the bring of suit against any other party, and agree to all renewals, extensions, modifications, partial payments, releases or substitutions or security, in whole or in part, with or without notice, before or after maturity.

     THIS NOTE AND THE OTHER LOAN
DOCUMENTS AND THE RIGHTS AND OBLIGATIONS
OF THE PARTIES HEREUNDER AND THEREUNDER
SHALL IN ALL RESPECTS BE GOVERNED BY, AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF TEXAS (WITHOUT
GIVING EFFECT TO TEXAS' PRINCIPLES OF
CONFLICTS OF LAW) AND THE LAWS OF THE
UNITED STATES APPLICABLE TO TRANSACTIONS
IN SUCH STATE.  MAKER HEREBY IRREVOCABLY
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION
OF ANY TEXAS OR FEDERAL COURT SITTING IN
TEXAS OVER ANY SUIT, ACTION OR PROCEEDING
ARISING OUT OF OR RELATING TO THIS NOTE OR
ANY OF THE LOAN DOCUMENTS, AND MAKER
HEREBY AGREES AND CONSENTS THAT, I
ADDITION TO ANY METHODS OF SERVICE OF
PROCESSPROVIDED FOR UNDER APPLICABLE LAW,
ALL SERVICE OF PROCESS IN ANY SUCH SUIT,
ACTION OR PROCEEDING IN ANY TEXAS OR
FEDERAL COURT SITTING IN TEXAS MAY BE MADE
BY CERTIFIED OR REGISTREED MAIL, RETURN
RECEIPT REQUESTED, DIRECTED TO MAKER AT
THE ADDRESS OF MAKER FOR THE GINVING OF
NOTICES UNDER THE DEED OF TRUST, AND
SERVICE SO MADE SHALL BE COMPLETE FIVE (5)
DAYS AFTER THE SAME SHALLHAVE BEEN SO
MAILED.

     Maker hereby expressly and
unconditionally waives, in connection with any suit, action or proceeding brought by the holder of this Note in connection with any of the Loan Documents, any and every right it may have to (i) injunctive relief, (ii) a trial by jury, (iii) interpose any counterclaim therein and
(iv) have the same consolidated with any other or separate suit, action or proceeding. Nothing herein contained shall prevent or prohibit Maker from instituting or maintaining a separate action against the holder of this Note with respect to any asserted claim.


ESC II, L.P., a Washington limited
partnership


By:  ESC G.P. II, Inc.  a Washington

corporation, general partner


Federal Tax I.D. No.             By:  /s/
Raymond R. Brandstrom

----------------------------------
      91-1741859                     Name:
Raymond R. Brandstom
    ----------------
Title:  President









7